UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
        Date of report (Date of earliest event reported): March 30, 2007

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944
(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)

(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 30, 2007, Cerner Corporation (the “Company”) entered into Executive Performance Agreements with its executive officers for the 2007 fiscal year pursuant to the Company’s Section 162(m) Performance-Based Compensation Plan (the “162(m) Plan”). The Executive Performance Agreements entered into with the Company’s Section 16 Insiders implement performance metrics and target bonus levels as previously approved by the 162(m) Subcommittee of the Compensation Committee of the Board of Directors.
The 162(m) Plan is an incentive-based compensation plan, designed to provide a meaningful incentive on both a quarterly and annual basis to key associates and executives of the Company and to motivate them to assist the Company in achieving ambitious, attainable, short-term goals. Under the executive feature of the 162(m) Plan, for which the Company’s Section 16 Insider officers are eligible, the 162(m) Subcommittee of the Compensation Committee establishes performance metrics prior to or at the beginning of the performance period and for which measurement of the achievement of such targets can be, and are, determined under pre-established objective formulas.
Individual Executive Performance Agreements are entered into with each of the Company’s Section 16 Insiders, including its named executive officers (NEOs), pursuant to the 162(m) Plan. The material terms of the 2007 Executive Performance Agreements include: i) Target Bonus Levels for each of the NEOs; ii) quarterly and annual performance metrics for each of the NEOs; iii) incentive compensation payments based on individual Performance Factor ratings; iv) eligibility requirements; and, iv) adjustment rights for the Company to adjust incentive payments downward based on certain factors.
The 2007 performance metrics for the Company’s NEOs will be based solely on achievement of earnings per share targets.
The above description is qualified in its entirety by reference to the Form of 2007 Executive Performance Agreement, which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
    c)    Exhibits

99.1	Form of 2007 Executive Performance Agreement

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
CERNER CORPORATION

Date: April 5, 2007	By:	/s/ Marc G. Naughton
Marc G. Naughton, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form of 2007 Executive Performance Agreement